Exhibit 99.1

Sandler O’Neill Investor Meeting September 14, 2017

Forward Looking Statement Disclaimer Forward-looking statements are based on management’s knowledge and belief as of today and include information concerning the Heritage Commerce Corp’s, the holding company (“HCC”) for Heritage Bank of Commerce, possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see HCC’s reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and HCC’s press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. HCC undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. 2

Current Heritage Commerce Corp Headquartered in San Jose, California Snapshot – 11 Branches Fina ncia l Highlights 6/30/17 Total Assets Total Loans Total Deposits Total Shareholders' Equity TE/Tangible Assets TCE/Tangible Assets Total RBC Ratio(1) Loans/Deposits Net Interest Margin(TEY)(2) Efficiency Ratio(2) 2Q'17 Net Income(2) ROATA(2) ROATE(2) Quarterly Cash Dividend $ $ $ $ 2.7 1.6 2.4 269.2 8.11% 8.11% 14.4% 65.96% 4.07% 56.03% billion billion billion million  $7.4 million 1.14% 14.00% $ 0.10 per share (1)During the second quarter of 2017, the Company issued subordinated debt totaling $39.1 million, net of issuance costs, which qualifies as Tier 2 capital (2)For the quarter ended 6/30/17 3

Heritage Commerce Corp Strategy  Build a significant well diversified community business bank in Northern California (primarily the San Francisco Bay Area) • Providing a diversified mix of lending and deposit products oriented to the business community (and their owners) • Delivering our products and services through full-service offices located in key communities in Northern California (primarily the San Francisco Bay Area) • Building the franchise through:    Organic growth New loan team de novo office locations Acquisitions 4

Heritage Bank of Commerce Profile  Relationship Banking • A community business bank founded in 1994 headquartered in San Jose, California that offers a full range of banking services to small and medium sized businesses (and their owners), and to professionals using a relationship banking approach  Core Clientele • • • Small to medium sized closely held businesses (and their owners and key employees) Professionals High net worth individuals  Specialty Expertise • • • • • • • SBA lending and loan sales Corporate finance/asset-based lending Factoring Construction lending Cash management Non-profit organizations, education, and churches Homeowner Association Services  Well-positioned in three affluent counties of San Francisco Bay Area • • Heritage Bank of Commerce ranks third in deposit market share amongst Independent Community Banks headquartered in the San Francisco Bay Area(1) Only independent community bank over $1 billion in assets headquartered in Santa Clara County (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2016. 5

Experienced Management Team Walter T. Kaczmarek Keith A. Wilton President & CEO EVP / Chief Operating Officer President of Heritage Bank of Commerce EVP / Business Banking Division EVP / Chief Credit Officer EVP / Director of Business Development EVP / Chief Financial Officer EVP / Director of HOA & Deposit Services EVP / Chief Risk Officer EVP / Chief Technology Officer EVP / Controller 12 3 36 35 Michael E. Benito Margo G. Butsch Robert P. Gionfriddo Lawrence D. McGovern Teresa L. Powell Debbie K. Reuter Larry G. St. Regis May K. Y. Wong 14 2 10 19 2 23 17 18 32 17 47 34 37 41 17 32 6 Years of Banking Experience Years at HTBK Position Name

Located in the Economically Vibrant San Francisco Bay Area Projected 5-Yr Household Income Growth 10.20% 11.92% 9.11% 12.31% 11.22% 10.04% 10.35% Projected 5-Yr Population Growth 6.06% 6.34% 5.85% 5.97% 5.43% 3.88% 5.08% 2017 Median Household Income 2017 Population 1,955,349 1,669,264 1,145,635 881,893 776,995 263,942 59,275 County Santa Clara Alameda Contra Costa San Francisco San Mateo Marin San Benito $ 102,724 82,231 85,674 88,829 103,207 101,402 73,801 California National 39,691,194 325,139,271 4.74% 3.77% 66,091 57,462 7.73% 7.27% Source: SNL as of 6/30/17 7

Market Share  Ranks third amongst Independent Community Banks headquartered in the San Francisco Bay Area(1) 1 Fremont Ba nk 2 Mecha ni cs Ba nk 19 25 3,065,711 2,652,615 4 Ba nk of Ma ri n 5 Sterl i ng Ba nk a nd Trus t, FSB 6 Fi rs t Na ti ona l Ba nk of Northern Ca l i forni a 7 Ca l i forni a Ba nk of Commerce 8 Pa ci fi c Coa s t Ba nkers ' Ba nk 9 Avi dba nk 10 Pres i di o Ba nk 15 18 13 3 1 1 5 1,474,510 1,198,028 1,009,273 613,686 610,832 575,002 540,224 1 Ba nk of Ameri ca , NA 2 Wel l s Fa rgo Ba nk, NA 3 Si l i con Va l l ey Ba nk 4 JPMorga n Cha s e Ba nk, NA 5 Fi rs t Republ i c As s oci a ti on 6 Ci ti ba nk, NA 197 226 4 201 35 99 132,398,540 99,411,674 35,444,852 29,282,391 26,382,687 22,912,000 1,397 459,651,498 (1) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2016. (2) Deposit balance does not include Hollister branch 8 Tota l s for Ma rket(1) Depos i ts Bra nch i n Ba y Area (1) Count ($000) Top Na ti ona l Fra nchi s es Depos i ts 2016 Bra nch i n Ba y Area (1) Ra nk Ba nk Count ($000) 3 Heritage Bank of Commerce 10 2,055,187 (2) Top Regi ona l Ba nks Depos i ts 2016 Bra nch i n Ba y Area (1) Ra nk Ba nk Count ($000)

Balance Sheet Highlights (in $OOO's) $3,000,000 $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000 $0 I •Total Loans •Total Deposits •Total Assets • Total loans average annualized growth since 2013 was 16% • Total deposits average annualized growth since 2013 was 19% HERITAGE COMMERCJE CORP

Current Balance Sheet Highlights (in $000’s) For the Periods Ended: 6/30/17 6/30/16 % Change  Total Assets $ 2,732,900 $ 2,378,292 15%  Total Loans $ 1,566,324 $ 1,464,114 7%  Core Deposits $ 2,211,404 $ 1,875,540 18%  Total Deposits $ 2,374,731 $ 2,073,784 15%  TE / Tangible Assets 8.11% 8.78% -8%  TCE / Tangible Assets 8.11% 7.94% 2% (1)  Total RBC Ratio 14.4% 12.3% 17% (1)During the second quarter of 2017, the Company issued subordinated debt totaling $39.1 million, net of issuance costs, which qualifies as Tier 2 capital 10

Strong Deposit Base (in $000’s) Balance % of Total Demand, noninterest-bearing $ 948,774 39.9% Demand, interest-bearing 573,699 24.2% Savings and money market 634,802 26.7% Time deposits - under $250 54,129 2.3% Core Deposits 2,211,404 93.1% Time deposits - $250 and over 147,242 6.2% CDARS - interest-bearing demand, money market and time deposits Total 16,085 0.7% $ 2,374,731 100.0% 2Q 2017 Cost of Deposits = 0.16% 11

Diversified Loan Portfolio (in $000’s) Balance % of Total Commercial $610,658 39.0% CRE - Owner Occupied 306,941 19.6% CRE - Investor/Other 424,596 27.1% Land & Construction 82,873 5.3% Equity Lines 79,930 5.1% Residential Mortgages 48,732 3.1% Consumer & Other 12,594 0.8% Total $1,566,324 100.0% Regulatory Guideline June 30, 2017 Land & Construction Loans / Heritage Bank of Commerce Tier 1 Capital + ALLL Investor CRE & Unsecured Loans to Real Estate Developers / Heritage Bank of Commerce Tier 1 Capital + ALLL 33.02% 214.02% 100.00% 300.00% 12

Solid Credit Quality Metrics (in $000’s) Selected Ratios for 2Q17 Balance at 2Q17 (in $000's) 1. NPA's/Total Assets = 0.12% 2. ALLL/ NPL's = 614.22% 1. Classified Assets 2. NPA's 3. ALLL $7,485 $3,341 $19,397 13

Net Interest Margin Trend (TEY) 500% - 4.50% I--. - 400% L 3.50% 300% 2.50% 2 00% 1.50% ... 1 00% r---- - - .... .... - 0.50% 0.00% • Yield on Interest Earning Assets •Net Interest Margin •Cost of Funds HERITAGE COMMERCJE CORP 11--11--II r--r--f---r--r--f---

Operating Performance (in $000’s) For the Periods Ended: 2Q 2017 2Q 2016 % Change YTD 2017 YTD 2016 % Change Net Interest Income Provision (credit) for Loan Losses Net Interest Income after Provision for Loan Losses Noninterest Income Noninterest Expense Income Before Income Taxes Income Tax Expense Net Income (Before dividends on preferred stock) $24,933 (46) $22,744 351 10% -113% 12% -37% 6% 3% 4% 2% $48,759 275 $45,048 752 8% -63% 9% -27% 5% 5% 5% 4% 24,979 2,293 15,254 22,393 3,660 14,381 48,484 4,588 30,582 44,296 6,274 29,066 (1) (2) 12,018 4,569 11,672 4,377 22,490 8,503 21,504 8,103 $7,449 $7,295 $13,987 $13,401 Diluted EPS ROATA ROAE ROATE Efficiency Ratio $ 0.19 1.14% 11.25% 14.00% 56.03% $ 0.19 1.28% 11.58% 14.68% 54.47% 0% -11% -3% -5% 3% $ 0.36 1.10% 10.74% 13.41% 57.33% $ 0.35 1.17% 10.73% 13.66% 56.63% 3% -6% 0% -2% 1% (1)2Q 2016 included a $1.0 million gain on proceeds from company-owned life insurance and a $347,000 gain on sales of securities (2)YTD 2016 included a $1.0 million gain on proceeds from company-owned life insurance and a $527,000 gain on sales of securities 15

Return on Average Tangible Equity Return on Average Tangible Assets (3) (2) (1) (1) (1) (2) (3) Includes acquisition and integration costs of $895,000 in 2014 Includes acquisition and integration costs of $6.4 million in 2015 Includes a gain on proceeds from company-owned life insurance of $1.0 million in 2016 16

Diluted EPS $.36 17 2013 2014 2015 2016 YTD 6/30/17 4Q $ 0.10 $ 0.11 $ 0.12 $ 0.19 3Q $ 0.10 $ 0.11 $ 0.10 $ 0.18 2Q $ 0.09 $ 0.10 $ 0.14 $ 0.19 $ 0.19 1Q $ 0.07 $ 0.10 $ 0.13 $ 0.16 $ 0.17

Common Dividends Declared Per Share $0.12 ,.--- - --- - --- - --- - - - -----$0.10 -----------$0.10 $0.10 4----- - - - ---- - $0.08 4----- - ---------$0.06 4----- - ---------$0.04 -+------$0.02 $0.00 HERITAGE COMM ERCE CORP

Positioned for Continued Growth in the San Francisco Bay Area  Small to medium size business customer relationship focus  Competitive loan and cash management products catering to businesses  Highly experienced management team throughout the company  Solid credit quality at 2Q 2017 • • 0.12% nonperforming assets to total assets Balanced loan portfolio with real estate well under all regulatory guidelines 19

Positioned for Continued Growth in the San Francisco Bay Area (continued)  Solid capital and liquidity management • 14.4% total risk-based capital ratio under the Basel III regulatory requirements at 6/30/17 65.96% loan to deposit ratio at 6/30/17 Quarterly common dividend at $0.10 per share in the second quarter of 2017 • •  Profitable operations • • • Excellent earnings of $7.4 million for 2Q 2017 ROATA = 1.14% for 2Q 2017 ROATE = 14.00% for 2Q 2017  Good locations and markets with solid market share among community banks • • • 11 branch locations Ranks third in deposit market share amongst independent community banks(1) San Francisco and San Jose combined MSA’s are second in the state of California in households with income greater than $200,000 (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2016. 20

Contact Information Lawrence D. McGovern Executive Vice President Chief Financial Officer 408.494.4562 Walter T. Kaczmarek President and Chief Executive Officer 408.494.4500 Keith A. Wilton Executive Vice President and Chief Operating Officer President of Heritage Bank of Commerce 408.494.4534 Teresa L. Powell Executive Vice President Director of HOA & Deposit Services 408.200.8712 Michael E. Benito Executive Vice President Business Banking Division 408.792.4085 Debbie K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408.494.4542 Margo G. Butsch Executive Vice President Chief Credit Officer 408.200.8738 Larry St. Regis Executive Vice President Chief Technology Officer 408.792.4049 Robert P. Gionfriddo Executive Vice President Director of Business Development 408.200.8737 May K.Y. Wong Executive Vice President Controller 408.494.4596 Corporate Headquarters 150 Almaden Boulevard San Jose, CA 95113 NASDAQ: HTBK 21